UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2315 Broadway

New York, New York 10024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 874-8282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF AN ACQUISITION OR DISPOSITION OF ASSETS.

On March 10, 2008, The Princeton Review, Inc. (the “Company”) filed a Form 8-K describing the acquisition of Test Services, Inc. (“TSI”), a Delaware corporation by the Company, which was completed on March 7, 2008. The Company hereby amends such Form 8-K to provide certain financial statements required by Item 9.01 of Form 8-K with respect to TSI and pro forma condensed combined financial information with respect to the Company’s acquisition of TSI.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of the Business Acquired.

The following audited financial statements of TSI are filed as a part of this amended Current Report and are attached as Exhibit 99.1:

•	Audited Statement of Revenue and Direct Expenses for the fiscal year ended September 30, 2007 and the notes related thereto; and

•	Audited Statement of Assets Acquired and Liabilities Assumed as of September 30, 2007 and the notes related thereto.

The following unaudited financial statements of TSI are filed as a part of this amended Current Report and are attached as Exhibit 99.2:

•	Unaudited Statement of Revenue and Direct Expenses for the three months ended December 31, 2007 and December 31, 2006, respectively, and the notes related thereto; and

•	Unaudited Condensed Statement of Assets Acquired and Liabilities Assumed as of December 31, 2007 and September 30, 2007 and the notes related thereto.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as a part of this amended Current Report and is attached as Exhibit 99.3:

•	Pro forma Condensed Consolidated Balance Sheet as of December 31, 2007; and

•	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Financial Statements listed in Item 9.01(a)

99.2	Unaudited Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.

Dated:  May 21, 2008

/s/    Neal S. Winneg

Name:  Neal S. Winneg

Title:  Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Financial Statements listed in Item 9.01(a)

99.2	Unaudited Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b)